AMENDED AND RESTATED
                              --------------------
                         AGREEMENT AND PLAN OF EXCHANGE
                         ------------------------------

         This Amended and Restated Agreement and Plan of Exchange ("Agreement") is entered into, as of the "Effective Date" defined below, by and among Internet Venture Group, Inc., a Florida Corporation ("iVG"), Swan Magnetics, Inc., a California corporation ("Swan") and the shareholders of Swan who execute this Agreement subject to acceptance by iVG (collectively the "Participating Shareholders").

                                    RECITALS
                                    --------

         WHEREAS, iVG and Swan executed an Agreement and Plan of Exchange, dated June 28, 2000 (the "Original Agreement") regarding a share exchange transaction;

         WHEREAS, Section 8 of the Original Agreement contemplated the execution of final documentation including an acquisition agreement; and

         WHEREAS, iVG and Swan wish to enter into this Agreement to supplement, modify and amend the terms and conditions set forth in the Original Agreement, to add the Participating Shareholders as parties to the share exchange transaction and to finalize the documentation of such transaction;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties agree as follows:

1.       DEFINITIONS.

         (a) "Accredited Investor" shall have the meaning set forth in Regulation D.

         (b) "Affiliate" shall mean any officer, director, shareholder, subsidiary, parent, brother entity or sister entity of iVG.

         (c) "Capital Stock" shall refer to the total issued and outstanding capital stock of either iVG or Swan and shall be calculated on a fully diluted basis that shall include all issued and outstanding options or warrants to purchase the capital stock of the parties.

         (d) "Common Stock" shall refer to the common stock of Swan or iVG.

         (e) "Closing Date" shall have the meaning set forth in Section 7.

         (f) "Effective Date" shall mean the date of the Original Agreement.

         (g) "Exchange Ratio" shall mean the ratio determined by dividing twenty million (20,000,000) by the total number of shares of Swan Common Stock held by all of the Participating Shareholders following the conversion of the Preferred Stock in accordance with Section 3(a) and immediately prior to the Exchange set forth in Section 3(b).

         (h) "Preferred Stock" shall mean the Preferred Stock of Swan.

         (i) "Regulation D" shall mean Regulation D as promulgated under the Securities Act of 1933.

         (j) "Trading Price" shall mean the closing bid price for iVG common stock on the NASDAQ OTC BB exchange or any other automated quotation system or national exchange (or if more than one is applicable, the system or exchange with the greatest volume) on July 27, 2000.

2.       AMENDMENT.

         Swan and iVG agree that the Original Agreement shall be amended and restated in its entirety by this Agreement. This Agreement supersedes the Original Agreement. Any terms or conditions set forth in the Original Agreement which contravene, contradict, add to or differ from the terms and conditions set forth herein shall have no legal effect and shall not be binding upon Swan or iVG.

3.       PLAN OF EXCHANGE.

         The share exchange (the "Exchange") shall take place as follows:

         (a) First, the Participating Shareholders who own Preferred Stock shall automatically convert their respective shares to shares of Swan Common Stock in accordance with the certificates of determination of preferences and other terms and conditions that are applicable to their series of Preferred Stock. All such shareholders by executing this Agreement shall be deemed to have made an election to immediately and automatically convert their Preferred Stock as of the Closing Date.

         (b) Second, each Participating Shareholder shall receive his or her pro rata portion of the Exchange Shares (as defined below) in exchange for his or her Swan Common Stock; subject to the conditions set forth herein. The Exchange will occur on the Closing Date.

4.       EXCHANGE SHARES.

         The number of shares of iVG Common Stock to be delivered to the Participating Shareholders in exchange for their shares of Swan Common Stock (the "Exchange Shares") shall be determined as follows.

         (a) NUMBER OF SHARES. The number of Exchange Shares (of iVG Common) to be received by a Participating Shareholder shall be equal to (i) the total number of shares of Swan Common Stock held by such Participating Shareholder on the Closing Date including any Swan Common Stock which is received as a result of the conversion of Preferred Stock held by the Participating Shareholder as of the Closing Date pursuant to Section 3(a); multiplied by (ii) the Exchange Ratio.

         (b) FRACTIONAL SHARES. iVG shall not issue any fractional shares to the Participating Shareholders. In lieu of any fractional shares determined under
(a) above, iVG shall at its election either (i) round the Exchange Shares up to the next whole number or (ii) pay an amount of cash equal to any fractional share multiplied by the iVG Trading Price.

          (c) CLASS OF IVG STOCK TO BE EXCHANGED. Payment of iVG shares as set forth in this section shall consist of shares of Common Stock of iVG that bear a restriction legend under rule 144 of Securities Act of 1933 preventing the sale of the underlying securities for a period of twelve (12) months from the date of issue.

         (d) STOCK LEGENDS. Each Exchange Share will be imprinted with a legend substantially in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY THE ISSUER, THE ISSUER SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER.

         (e) TRANSFER. Each Participating Shareholder who wishes to transfer the Exchange Shares must furnish iVG with (i) a written opinion reasonably satisfactory to iVG in form and substance from counsel reasonably satisfactory to iVG by reason of experience to the effect that the holder may transfer such shares as desired without registration under the Securities Act and (ii) a written undertaking executed by the desired transferee reasonably satisfactory to iVG in form and substance agreeing to be bound by the restrictions on transfer contained herein.

5.       REPRESENTATIONS AND WARRANTIES OF PARTICIPATING SHAREHOLDERS

         Each of the Participating Shareholders represent and warrant to iVG that the statements contained in this section 5 are correct and complete as of the Effective Date and will be correct and complete as of the Closing Date with respect to himself, herself or itself.

         (a) The Participating Shareholder has full right, power and authority to execute and deliver this Agreement and to perform the obligations thereunder.

         (b) The Participating Shareholder holds the Swan common stock and Preferred Stock which shall be converted to Swan common stock free and clear of all liens, encumbrances, charges, security interests, claims, pledges or contractual restrictions except for any that are waived by Swan pursuant to
Section 6.

6.       WAIVER BY SWAN.

         Swan hereby waives its rights to purchase or repurchase its shares, its rights of first refusal or first offer with respect to the transfer of its shares, and any rights to notice or consent relating to the foregoing with respect to (i) the Swan Preferred Stock held by the Participating Shareholders which is converted pursuant to Section 3(a); and (ii) the Swan common stock held by the Participating Shareholders which is transferred to iVG pursuant to this Agreement. This waiver is made to facilitate the Exchange and it is conditioned on the closing of this Exchange. This waiver shall be construed in the narrowest sense to effectuate the purposes of the Exchange and Swan shall continue to hold and maintain all rights not specifically waived.

7.       CLOSING.

         (a) The Closing Date. This Exchange transaction shall close on September 29, 2000 or at such other time that is mutually agreeable to iVG and Swan (the "Closing Date"); provided that iVG and Swan are satisfied that the conditions to closing set forth in Section 8 have been satisfied or have been waived in writing. However, in no event shall the Closing Date occur later than December 31, 2000.

         (b) Determination of Participating Shareholders. On or before the Closing Date, each of the Swan shareholders who elect to participate in this Exchange Transaction shall be approved or rejected by iVG. iVG intends to accept each Swan shareholder who has executed this Agreement and the related agreements and documents which are presented by iVG or Swan to the Swan Shareholder for execution (the "Transaction Documents"), delivered the Transaction Agreements to iVG, and who, to the satisfaction of ivG, qualifies as an Accredited Investor. It is also the intent of iVG to reject any Swan Shareholder who has not satisfied these requirements. Notwithstanding the foregoing, if the only reason for rejection of the Swan shareholder by iVG is based solely on such shareholder's failure to qualify as an Accredited Investor, iVG may accept such shareholder if he or she meets certain sophistication standards set forth in Regulation D (a "Sophisticated Investor") and such acceptance would, in iVG's discretion, be in compliance with the requirements of Regulation D. Subject to its sole discretion, iVG reserves the right to (i) determine whether to accept or reject any Sophisticated Investor who fails to qualify as an Accredited Investor; (ii) determine the maximum number of non-accredited Sophisticated Investors who may be accepted (which in no event shall exceed thirty-five (35), the maximum number allowed under Regulation D) and (iii) determine any standards or criteria which it deems appropriate for use in such determinations.

         (c) LIST OF PARTICIPATING SHAREHOLDERS. On the Closing Date, a list of the Participating Shareholders shall be prepared by IVG and shall be delivered to Swan.

         (d) EFFECT OF CLOSING. The Exchange shall be effective as of the Closing Date and shares of Common Stock of iVG shall be issued to the Participating Shareholders in accordance with this Agreement.

         (e) EFFORT TO CLOSE TRANSACTION. Each of the parties will use its best efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

         (f) FURTHER ASSURANCES. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all at the sole cost and expense of the requesting party.


8.       CONDITIONS TO CLOSING.

         The parties agree that the following conditions must be satisfied prior to the closing of the Exchange transaction:

         (a) The Participating Shareholders shall offer or agree to exchange Shares representing eighty percent (80%) or more of the Capital Stock of Swan on an as converted fully diluted basis to iVG in the Exchange.

         (b) iVG and Swan shall have had the opportunity to perform all due diligence activities that their respective officers deem necessary and appropriate.

         (c) All governmental and third party consents necessary to authorize the execution and delivery of the Agreement shall have been obtained.

         (d) iVG and Swan shall be in good standing in the states of their respective incorporations, and both shall be qualified to do business in the jurisdictions in which their respective business operations and assets require them to be so qualified.

         (e) There shall be no default under the terms of this Agreement.

         (f) There shall have been no material detrimental change in the financial condition or assets of either iVG or Swan as reflected in the balance sheets of each company attached hereto and marked as Exhibit "A": iVG Consolidated Balance Sheet March 2000, Exhibit "B:" Swan Magnetics, Inc. Pro Forma Consolidation Balance Sheet June 2000.

         (g) iVG shall have received an executed Questionnaire and Subscription Agreement from each Participating Shareholder.

         (h) Each Participating Shareholder shall qualify as an Accredited Investor; except that a limited number of Participating Shareholders who qualify as Sophisticated Investors but do not qualify as Accredited Investors may be accepted subject to iVG's sole and complete discretion.

         (i) The Exchange and issuance of iVG shares to the Participating Shareholders shall be an exempt transaction so that neither iVG nor Swan is required to file a registration statement or a permit with the Securities and Exchange Commission or any state in which a Participating Shareholder resides under applicable federal and state securities laws.

         (j) Swan or iVG shall have obtained a fairness opinion if any of such parties deem it necessary under applicable law to obtain a fairness opinion.

         (k) Each Participating Shareholder shall have delivered stock certificates or stock power and assignment separate from certificates covering their shares of Swan Common Stock or Preferred Stock.

         (l) iVG shall have received from counsel to Swan an opinion in form and substance agreeable to Swan and iVG which is addressed to iVG and dated as of the Closing Date.

         (m) Swan shall have received from counsel to iVG an opinion in form and substance agreeable to Swan and iVG which is addressed to Swan and dated as of the Closing Date.

9.       TAX FREE REORGANIZATION

         Swan acknowledges and agrees that the transactions contemplated by this Agreement are to constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Swan has no present intention of taking any acts which would jeopardize the tax-free treatment of this transaction, and, shall among other things, take those actions necessary to effect the tax-free reorganization including those actions required by Treas. Reg. Section 1.368-3(a) (which includes the adoption of a Plan of Reorganization).

10.      CONFIDENTIALITY.

         Swan and iVG throughout the term of this Agreement and for two years thereafter, shall strictly maintain the confidentiality of (i) all information that is disclosed to them relating to the disclosing party's business, financial condition, personnel, products, customers, strategic and business plans; (ii) the terms of this Agreement; and (iii) either party's proprietary, trade secret information, including, without limitation, information relating to either party's technology, patents, intellectual property, and product designs.

11.      TERMINATION.

         Swan and iVG may terminate this Agreement by mutual written consent at any time prior to the Closing Date. If the closing of the Exchange transaction has not occurred by December 31, 2000, this Agreement shall automatically terminate. If this Agreement is terminated, all rights and obligations of the parties hereunder shall terminate without any liability of any party to any other party (except for any liability of any party then in breach); provided, however, that the confidentiality provisions contained in Section 10 above shall survive termination.

12.      MISCELLANEOUS.

         (a) NO THIRD-PARTY BENEFICIARIES. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

         (b) ENTIRE AGREEMENT. This Agreement, including all exhibits and other documents referred to herein, constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement, signed by the parties.

         (c) SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of a party's rights, interests, or obligations hereunder without the prior written approval of the parties; provided, however, that iVG may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases iVG nonetheless shall remain responsible for the performance of all of its obligations hereunder).

         (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, including facsimile copies, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (e) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida.

         (g) PREVAILING PARTY EXPENSES. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.

         (h) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

13.      OPPORTUNITY FOR INDEPENDENT REVIEW; COUNSEL AND PROFESSIONAL ADVISORS

         Each of the parties acknowledges and represents that such party has had the opportunity to consult with independent legal counsel or other professional advisors regarding this Agreement and the transactions contemplated herein. Each of the parties represents that such party has had an opportunity to review all necessary documents and information provided to or executed by such party, or through such party's professional advisors, in order to make an informed decision regarding this Agreement and the transactions contemplated herein.



        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.



Internet Venture Group, Inc.:                      Swan Magnetics, Inc.



S/ ELORIAN LANDERS                                 S/EDEN KIM
--------------------------                         -----------------------------
Elorian Landers, President                         Eden Kim, President






              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK,
            SIGNATURE PAGES FOR PARTICIPATING SHAREHOLDERS TO FOLLOW]

PARTICIPATING SHAREHOLDER (If Individual):



     /s/ Albert J. Guerini
-------------------------------------------------
Signature of Participating Shareholder


     Albert J. Guerini
-------------------------------------------------
Name of Participating Shareholder


     /s/ Barbara J. Guerini
-------------------------------------------------
Signature of Participating Shareholder's Spouse

     Barbara J. Guerini
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  2045 Pachelo Pass Hwy.
                  Gilroy, CA 95020

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Marvin Bein
-------------------------------------------------
Signature of Participating Shareholder

         Marvin Bein
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  15402 Oakmont Club Ct.
                  Houston, Texas 77059-5800

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ J. David Black
-------------------------------------------------
Signature of Participating Shareholder

         J. David Black
-------------------------------------------------
Name of Participating Shareholder


         /s/ Jeanne-Marie Black
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Jeanne-Marie Black
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  6 Horseshoe Bend
                  Portola Valley, CA 94028

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Leon Brown, Jr.
-------------------------------------------------
Signature of Participating Shareholder

         Leon Brown, Jr.
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  5851 Potomac Dr.
                  Concord, NC 28027

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Bradley Bryan
-------------------------------------------------
Signature of Participating Shareholder

         Bradley Bryan
-------------------------------------------------
Name of Participating Shareholder



-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Helen Bryan
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  1122 Colorado St., Suite 301
                  Austin, Texas 78703

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Eric S. Chang
-------------------------------------------------
Signature of Participating Shareholder

         Eric S. Chang
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse

-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  15407 Saticoy St.
                  Van Nuys, CA 91406

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Gary J. Ghang, M.D.
-------------------------------------------------
Signature of Participating Shareholder

         Gary J. Chang, M.D.
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  417 12th St.
                  Santa Monica, CA 90402

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Swan Chur
-------------------------------------------------
Signature of Participating Shareholder

         Swan Chur
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  645 Paseo De La Playa, Unit # 301
                  Redondo Beach, CA 90277

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Barry Dickman
-------------------------------------------------
Signature of Participating Shareholder

         Barry Dickman
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  401 Jefferson St.
                  Ridgewood, NJ 07450

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Bernard Dreskin
-------------------------------------------------
Signature of Participating Shareholder

         Bernard Dreskin, Trustee
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  2 Claridge Drive, Apt. 7HW
                  Verona, NJ 07044

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Rod Epperson
-------------------------------------------------
Signature of Participating Shareholder

         Rod Epperson
-------------------------------------------------
Name of Participating Shareholder


         /s/ Corliss Epperson
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Corliss Epperson
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  1012 Guadalupe # 6D
                  Kerrville, Texas 78028

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Ross D. Gillman
-------------------------------------------------
Signature of Participating Shareholder

         Ross D. Gillman
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  220 East 65th Street, Apt. 14G
                  New York, NY 10021

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Stephen Granet
-------------------------------------------------
Signature of Participating Shareholder

         Stephen Granet
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  13 Sheffield Road
                  North Caldwell, NJ 07006

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ William Han
-------------------------------------------------
Signature of Participating Shareholder

         William Han
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  3010 Wilshire Blvd. # 213
                  Los Angeles, CA 90010

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Wataru Kanzaki
-------------------------------------------------
Signature of Participating Shareholder

         Wataru Kanzaki
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  2-36-4 Ekoda Aobaku
                  Yokohama Japan 225-0005

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Eden Kim
-------------------------------------------------
Signature of Participating Shareholder

         Eden Kim
-------------------------------------------------
Name of Participating Shareholder


         /s/ Nina Kim
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Nina Kim
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  10715 Orline Ct.
                  Cupertino, CA 95014

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ In Chang Kim
-------------------------------------------------
Signature of Participating Shareholder

         In Chang Kim
-------------------------------------------------
Name of Participating Shareholder


         /s/ Chin Sook Kim
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Chin Sook Kim
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  950 Big Briar Way
                  La Canada, CA 91011

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Lawrence K.C. Ko
-------------------------------------------------
Signature of Participating Shareholder

         Lawrence K.C. Ko
-------------------------------------------------
Name of Participating Shareholder


         /s/ Lilly L. Ko
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Lilly L. Ko
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  46642 Paseo Padre Pkwy.
                  Fremont, CA 94539

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Robert Korody
-------------------------------------------------
Signature of Participating Shareholder

         Robert Korody
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  P.O. Box 9840
                  Rancho Santa Fe, CA 92067

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Randy Adler
-------------------------------------------------
Signature of Participating Shareholder

         Randy Adler
-------------------------------------------------
Name of Participating Shareholder


         /s/ Sandra J. Adler
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Sandra J. Adler
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  180 Brisa Ct.
                  Shell Beach, CA 93449

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Elorian Landers
-------------------------------------------------
Signature of Participating Shareholder

         Elorian Landers
-------------------------------------------------
Name of Participating Shareholder


         /s/ Becky Landers
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Becky Landers
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  30 Farrell Ridge Dr.
                  Sugar Land, Texas 77479

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Marvin Lane
-------------------------------------------------
Signature of Participating Shareholder

         Marvin Lane
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  437 Via Los Miradores
                  Redondo Beach, CA 90277

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Bom-Shik Lee
-------------------------------------------------
Signature of Participating Shareholder

         Bom-Shik Lee
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  20425 Via Volante
                  Cupertino, CA 95014

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Chang-Won Lee
-------------------------------------------------
Signature of Participating Shareholder

         Chang-Won Lee
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  123-8 Yeonhee-Dong
                  Seodaemun Gu Seoul, Korea

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Hakwoo Lee
-------------------------------------------------
Signature of Participating Shareholder

         Hakwoo Lee
-------------------------------------------------
Name of Participating Shareholder


         /s/ Jinhie Lee
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Jinhie Lee
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  26641 Laurel Lane
                  Los Altos Hills, CA 94022

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Woo Ryong Lee
-------------------------------------------------
Signature of Participating Shareholder

         Woo Ryong Lee
-------------------------------------------------
Name of Participating Shareholder


         /s/ Sunghae Lee
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Sunghae Lee
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  20425 Via Volante
                  Cupertino, CA 95014

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Gerald Z. Marer
-------------------------------------------------
Signature of Participating Shareholder


-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  2521 Cowper St.
                  Palo Palo, CA 94301

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Dale G. Nickell
-------------------------------------------------
Signature of Participating Shareholder

         Dale G. Nickell
-------------------------------------------------
Name of Participating Shareholder


         /s/ Jeanne G. Nickell
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Jeanne G. Nickell
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  585 Edelweiss Dr.
                  San Jose, CA 95136

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Abe Rothbard
-------------------------------------------------
Signature of Participating Shareholder

         Abe Rothbard
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  761 Vegas Valley Drive
                  Las Vegas, NV 89109

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ David Saxby
-------------------------------------------------
Signature of Participating Shareholder

         David Saxby
-------------------------------------------------
Name of Participating Shareholder


         /s/ Mary Ellen Saxby
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Mary Ellen Saxby
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  14946 Granite Court
                  Saratoga, CA 95070

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ James K. Simons
-------------------------------------------------
Signature of Participating Shareholder

         James K. Simons
-------------------------------------------------
Name of Participating Shareholder


         /s/ Helen Dale Simons
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Helen Dale Simons
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  2700 S. First St.
                  Austin, Texas 78704

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Michael W. Tate
-------------------------------------------------
Signature of Participating Shareholder

         Michael W. Tate
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

         Mail:    P.O. Box 22655
                  Houston, Texas 77227


         Fedx:    311 MidLane
                  Houston, Texas 77027

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Douglas Wells
-------------------------------------------------
Signature of Participating Shareholder

         Douglas Wells
-------------------------------------------------
Name of Participating Shareholder


         /s/ Marion Wells
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Marion Wells
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  902 Foothill Dr.
                  San Jose, CA 95123

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ William Wigmore
-------------------------------------------------
Signature of Participating Shareholder

         William L. Wigmore Family Trust
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  P.O. Box 138
                  Glenbrook, NV 89413

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Bruce Williams
-------------------------------------------------
Signature of Participating Shareholder

         Bruce Williams
-------------------------------------------------
Name of Participating Shareholder


         /s/ Elaine Williams
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Elaine Williams
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  627 E. Shepherd Ave.
                  Fresno, CA 93720

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Wendell P. Wong, MD
-------------------------------------------------
Signature of Participating Shareholder

         Wendell P. Wong, MD
-------------------------------------------------
Name of Participating Shareholder


         /s/ Terry A. Wong
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Terry A. Wong
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  3517 Laurel Ave.
                  Manhattan Beach, CA 90266

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Roy Yaka
-------------------------------------------------
Signature of Participating Shareholder

         Roy Yaka
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  378 Sposito Circle
                  San Jose, CA 95136

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Mariana G. Myers
-------------------------------------------------
Signature of Participating Shareholder

         Mariana G. Myers
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  10605 Shirley St.
                  Omaha, NE 68124

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Larry W. Myers
-------------------------------------------------
Signature of Participating Shareholder

         Larry W. Myers
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  10808 Prairie Hills Drive
                  Omaha, NE 68144

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Donghwa Liu
-------------------------------------------------
Signature of Participating Shareholder

         Donghwa Liu
         dba: International Service Cab
-------------------------------------------------
Name of Participating Shareholder


         /s/ Gaelin Liu
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Gaelin Liu
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  6024 Montemalaga Dr.
                  Rancho Palos Verde, CA 90275

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Don Y. Kim
-------------------------------------------------
Signature of Participating Shareholder

         Don Y. Kim
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  3430 El Camino Real
                  Santa Clara, CA 95051

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Byong Mok Kim
-------------------------------------------------
Signature of Participating Shareholder

         Byong Mok Kim
-------------------------------------------------
Name of Participating Shareholder


         /s/ Wha Shim Han
-------------------------------------------------
Signature of Participating Shareholder's Spouse

         Wha Shim Han
-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  8607 Nottingham Pl.
                  La Jolla, CA 92037

PARTICIPATING SHAREHOLDER (If Individual):


         /s/ Roy M. Bartlett, Jr.
-------------------------------------------------
Signature of Participating Shareholder

         Roy M. Bartlett, Jr.
-------------------------------------------------
Name of Participating Shareholder


-------------------------------------------------
Signature of Participating Shareholder's Spouse


-------------------------------------------------
Name of Participating Shareholder's Spouse



Current Address of Participating Shareholder:

                  308 Iron Horse Ct.
                  Alamo, CA 94507

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         The Bass Trust
-------------------------------------------------
Name of Participating Shareholder


         /s/ Charlie Bass
-------------------------------------------------
Signature

By:      Charlie Bass
    ---------------------------------------------


Its:     Trustee of the Bass Trust,
         U/D/T Dated  April 29, 1998
     --------------------------------------------



Current Address of Participating Shareholder:

                  3788 Ahonui Place
                  Princeville, HI 96722

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         Texas Mid Continent Oil & Gas
---------------------------------------------
         Association Money Purchase Pension
--------------------------------------------
         Plan. FBO Robert L. Looney
-------------------------------------------------
Name of Participating Shareholder


         /s/ Robert L. Looney
-------------------------------------------------
Signature

By:      Robert L. Looney
    ---------------------------------------------


Its:     Plan Administrator
     --------------------------------------------



Current Address of Participating Shareholder:

                  304 W. 13th
                  Austin, Texas 78701

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         WS Investment Company 94B
-------------------------------------
Name of Participating Shareholder


         /s/ James A. Terranova
-------------------------------------------------
Signature

By:      James A. Terranova
    ---------------------------------------------


Its:     Administrator
     --------------------------------------------



Current Address of Participating Shareholder:

                  650 Page Mill Road
                  Palo Alto, CA 94304

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         Sega Enterprises, Ltd.
-------------------------------------------------
Name of Participating Shareholder


         /s/ Hideki Sato
-------------------------------------------------
Signature

By:      Hideki Sato
    ---------------------------------------------


Its:     Senior Managing Director
     --------------------------------------------



Current Address of Participating Shareholder:

                  2-12, Haneda 1-Chrome,
                  Ohtaku, Tokyo 144-8531, Japan

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         Way Mild Company Limited
-------------------------------------------------
Name of Participating Shareholder


         /s/ Ying Wing-Cheung, William
-------------------------------------------------
Signature

By:      Ying Wing-Cheung, William
    ---------------------------------------------


Its:     Managing Director
     --------------------------------------------



Current Address of Participating Shareholder:

                  Rm 1105, Oriental Centre
                  67-71 Chatham Road
                  Kowloon, Hong Kong

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         Norcaster Research Partners
-------------------------------------------------
Name of Participating Shareholder


         /s/ Richard W. Hoole
-------------------------------------------------
Signature

By:      Richard W. Hoole
    ---------------------------------------------


Its:     Managing Partner
     --------------------------------------------



Current Address of Participating Shareholder:

                  7 Uplands Road
                  Littleton, MA 01460

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         Principal Holdings, Inc.
-------------------------------------------------
Name of Participating Shareholder


         /s/ John Clayton
-------------------------------------------------
Signature

By:      John Clayton
    ---------------------------------------------


Its:     President
     --------------------------------------------



Current Address of Participating Shareholder:

                  525 S. 300 E.
                  Salt Lake City, UT 84111

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         Pantene Industrial Company Limited
-------------------------------------------------
Name of Participating Shareholder


         /s/ Ho, Che Kong
-------------------------------------------------
Signature

By:      Ho, Che Kong
    ---------------------------------------------


Its:     Director
     --------------------------------------------



Current Address of Participating Shareholder:

                  Unit B, 19/F, Chai Wan Industrial
                  Centre, 20 Lee Chung Street
                  Chai Wan, Hong Kong

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

James G. Morgan, DDS, MS, MD Oral & Maxillofacial Surgery, P.C.
         Profit Plan
-------------------------------------------------
Name of Participating Shareholder


         /s/ James G. Morgan
-------------------------------------------------
Signature

By:      James G. Morgan
    ---------------------------------------------


Its:     TTEE
     --------------------------------------------



Current Address of Participating Shareholder:

                  8701 West Dodge Rd. 408
                  Omaha, NE 68114

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         Long Family Trust
-------------------------------------------------
Name of Participating Shareholder


         /s/ William D. Long
-------------------------------------------------
Signature

By:      William D. Long
    ---------------------------------------------


Its:     Trustee
     --------------------------------------------



Current Address of Participating Shareholder:

                  PO Box 522
                  2153 Pray Meadow Road
                  Glenbrook, NV 89413

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         Harris Family Trust u/a/d 6-19-91
-------------------------------------------------
Name of Participating Shareholder


         /s/ Edward F. Harris
-------------------------------------------------
Signature

By:      Edward F. Harris
    ---------------------------------------------


Its:     Trustee
     --------------------------------------------



Current Address of Participating Shareholder:

                  5541 Country Club Parkway
                  San Jose, CA 95138

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         CSK Venture Capital, Co., Ltd.
---------------------------------------------
Name of Participating Shareholder


         /s/ Max Kuroishi
-------------------------------------------------
Signature

By:      Max Kuroishi
    ---------------------------------------------


Its:     Director
     --------------------------------------------



Current Address of Participating Shareholder:

                  7F Kenchikukaikan
                  5-26-20 Shiba, Minato-ku,
                  Tokyo 108-0014 Japan

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         CSK Electronics Corporation
-------------------------------------------------
Name of Participating Shareholder


         /s/ Takashi Miyano
-------------------------------------------------
Signature

By:      Takashi Miyano
    ---------------------------------------------


Its:     President
     --------------------------------------------



Current Address of Participating Shareholder:

                  2-18-10 Soto-kanda
                  Chiyoda-Ku, Tokyo 101-8991 Japan

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         Elan Group, LLC, Eden Kim
-------------------------------------------------
Name of Participating Shareholder


         /s/ Eden Kim for Elan Group LLC
-------------------------------------------------
Signature

By:      Eden Kim
    ---------------------------------------------


Its:     Mg Dir
     --------------------------------------------



Current Address of Participating Shareholder:

                  10715 Orline Ct.
                  Cupertino, CA 95014

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

         Wha Shim Han, M.D., Inc.
--------------------------------------------
         Defined Benefit Plan (Pension Plan)
-------------------------------------------------
Name of Participating Shareholder


         /s/ W.S. Han
-------------------------------------------------
Signature

By:      W.S. Han
    ---------------------------------------------


Its:     Trustee
     --------------------------------------------



Current Address of Participating Shareholder:

                  8607 Nottingham Pl.
                  La Jolla, CA 92037

PARTICIPATING SHAREHOLDER (If Corporation or Non-Individual Entity):

   Peter K. Ely, M.D. Employee's Retirement Trust
-------------------------------------------------
Name of Participating Shareholder


         /s/ Peter K. Ely
-------------------------------------------------
Signature

By:      Peter K. Ely
    ---------------------------------------------


Its:     Trustee
     --------------------------------------------



Current Address of Participating Shareholder:

                  1136 Louall Valley Rd
                  Sonoma, CA  95476